SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Emerging Markets Equity

(formerly, Transamerica Emerging Markets Opportunities)

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the fund listed above (the “Fund”). The Fund is a series of Transamerica Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement

The full Information Statement details a recent sub-adviser change relating to the Fund. Specifically, the Board of Trustees of the Trust has approved an amendment to the existing sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the Fund. TSW began sub-advising the Fund on August 30, 2024.

In connection with the change in sub-adviser to TSW, as discussed in the supplement to the Fund’s prospectuses, summary prospectuses and statements of additional information dated June 28, 2024, and as reflected in the supplement to the Fund’s prospectuses dated August 30, 2024 and the Fund’s summary prospectuses dated March 1, 2024, as revised August 30, 2024, the following changes were effective as of August 30, 2024: (i) the Fund was renamed “Transamerica Emerging Markets Equity”; (ii) the Fund’s principal investment strategies and principal risks were revised; and (iii) TAM reduced its management fee schedule. TAM continues to serve as the Fund’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least April 23, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tf_emo_wellington_to_tsw_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

TRANSAMERICA FUNDS

Transamerica Emerging Markets Equity

(formerly, Transamerica Emerging Markets Opportunities)

1801 California Street, Suite 5200

Denver, CO 80202

October 23, 2024

Thank you for being a valued Transamerica Fund shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for the fund listed above (the “Fund”), a series of Transamerica Funds. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Fund. We encourage you to store this document with your Transamerica investment information.

On June 12-13, 2024, the Fund’s Board of Trustees unanimously approved a new sub-adviser for the Fund, Thompson, Siegel & Walmsley LLC (“TSW”), who replaced Wellington Management Company LLP (“WMC”) as the sub-adviser to the Fund on August 30, 2024. Transamerica Asset Management, Inc. (“TAM”) will continue to serve as the Fund’s investment manager. Based on the information provided by TAM and TSW, the Board concluded that the change in sub-adviser was in the best interests of the Fund and its shareholders.

In connection with the change in sub-adviser: (i) the Fund was renamed “Transamerica Emerging Markets Equity”; (ii) the Fund’s principal investment strategies and principal risks were revised; and (iii) TAM reduced its management fee schedule. These changes, which became effective with the change in sub-adviser, are discussed in the enclosed Information Statement and the supplement to the Fund’s prospectuses, summary prospectuses and statements of additional information dated June 28, 2024, and are reflected in the supplement to the Fund’s prospectuses dated August 30, 2024, and the Fund’s summary prospectuses dated March 1, 2024, as revised August 30, 2024.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-888-233-4339.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica Emerging Markets Equity

(formerly, Transamerica Emerging Markets Opportunities)

October 23, 2024

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the shareholders of the fund listed above (the “Fund”), a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Fund.

Thompson, Siegel & Walmsley LLC (“TSW”) began sub-advising the Fund on August 30, 2024 pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, and TSW, which was amended to include the Fund (the “TSW Sub-Advisory Agreement”). A copy of the TSW Sub-Advisory Agreement is attached hereto as Exhibit A. Prior to that date, Wellington Management Company LLP (“WMC”) served as sub-adviser to the Fund.

In connection with the change in sub-adviser to TSW, as discussed in the supplement to the Fund’s prospectuses, summary prospectuses and statements of additional information dated June 28, 2024, and reflected in the supplement to the Fund’s prospectuses dated August 30, 2024, and the Fund’s summary prospectuses dated March 1, 2024, as revised August 30, 2024, the following changes were effective as of August 30, 2024: (i) the Fund was renamed “Transamerica Emerging Markets Equity”; (ii) the Fund’s principal investment strategies and principal risks were revised; and (iii) TAM reduced its management fee schedule. TAM continues to serve as the Fund’s investment manager. In approving the TSW Sub-Advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Fund.

This Information Statement is provided in lieu of a proxy statement to the Fund’s shareholders as of September 30, 2024 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, the Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about October 23, 2024. The Fund will bear the costs associated with preparing and distributing this Information Statement and the Notice to its shareholders.

The annual report for the Fund is sent to shareholders of record following the Fund’s fiscal year end. The fiscal year end of the Fund is October 31. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free 1-888-233-4339, writing to the Fund at 1801 California Street, Suite 5200, Denver, CO 80202 or on the Transamerica website at https://www.transamerica.com/investments/mutual-fund-prospectus. Copies of the most recent annual and semi-annual report of the Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. Please contact the Fund at the address and phone number set forth above if in the future you do not want the mailing of fund documents to be combined with those of other members of your household, or if you have received multiple copies of fund documents and want future mailings to be combined with those of other members of your household.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least April 23, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tf_emo_wellington_to_tsw_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Emerging Markets Equity

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Fund of a change in the sub-adviser to the Fund. The Board, upon the recommendation of TAM, has approved the TSW Sub-Advisory Agreement between TAM and TSW with respect to the Fund.

The Trust and TAM have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements without shareholder approval, subject to certain conditions, including the approval of the Board and a majority of the Independent Board Members, when hiring an unaffiliated sub-adviser. Pursuant to the Order, the Fund has agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Fund’s shareholders as of the Record Date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of TSW as the new sub-adviser to the Fund, or the TSW Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Fund. TAM recommended to the Board the replacement of the Fund’s prior sub-adviser with TSW and has entered into the TSW Sub-Advisory Agreement with respect to the Fund. The TSW Sub-Advisory Agreement was amended on August 30, 2024 with respect to the Fund. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to the Fund’s investment style and process.

Q.	Why was TSW appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of TSW as the sub-adviser to the Fund in replacement of the Fund’s prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and TSW’s experience managing the proposed investment strategies for the Fund and potential to provide the Fund with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes TSW and the terms of the TSW Sub-Advisory Agreement.

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Fund pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 12-13, 2024. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things: (i) regularly provides the Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Fund’s securities and other investments consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Fund under the Management Agreement are not expected to change as a result of the change in sub-adviser for the Fund.

No officer or Board Member of the Fund is a director, officer or employee of TSW. No officer or Board Member of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in TSW or any other person controlling, controlled by or under common control with TSW. None of the Board Members of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which TSW or any of its affiliates was or is to be a party.

TERMS OF THE PREVIOUS SUB-ADVISORY AGREEMENT

WMC served as sub-adviser to the Fund from December 19, 2019 to August 29, 2024. WMC is located at 280 Congress Street, Boston, MA 02111.

WMC provided sub-advisory services to the Fund pursuant to an investment sub-advisory agreement dated September 15, 2008, as amended, between TAM and WMC with respect to the Fund (the “WMC Sub-Advisory Agreement”). As sub-adviser to the Fund, WMC was responsible for sub-advising the assets of the Fund in a manner consistent with the terms of the WMC Sub-Advisory Agreement and the investment objective, strategies and policies of the Fund. The WMC Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, at a meeting held on June 12-13, 2024.

WMC was initially approved as sub-adviser to the Fund by the Board, including a majority of the Independent Board Members, on September 11, 2019.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rate payable by TAM to TSW under the TSW Sub-Advisory Agreement and the sub-advisory fees paid by TAM to WMC under the WMC Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the change in sub-adviser from WMC to TSW and the TSW Sub-Advisory Agreement were approved by the Board at a meeting held on June 12-13, 2024. The TSW Sub-Advisory Agreement became effective with respect to the Fund on August 30, 2024 upon the change in sub-adviser. The TSW Sub-Advisory Agreement has an initial term of two years from its effective date (unless terminated earlier in accordance with its terms). Thereafter, continuance of the TSW Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Fund.

The terms of the WMC Sub-Advisory Agreement and those of the TSW Sub-Advisory Agreement are similar, except as noted below. While the sub-advisory fee rate schedule between TAM and TSW under the TSW Sub-Advisory Agreement is identical to the sub-advisory fee rate schedule between TAM and WMC under the WMC Sub-Advisory Agreement, the sub-advisory fee rate between TAM and TSW may be lower if a voluntary fee waiver agreed to by TSW is applied. In addition, a lower management fee schedule payable by the Fund to TAM went into effect on August 30, 2024. Descriptions of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the TSW Sub-Advisory Agreement, subject to the supervision of the Board and TAM, TSW shall provide the Fund with investment research, advice, management and supervision, and a continuous investment program consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current prospectuses and statements of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by written notice to TSW. The WMC Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that TSW will place orders for the execution of portfolio transactions with or through the issuer or any brokers, dealers, foreign currency dealers, futures commission merchants or others as it may select, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The TSW Sub-Advisory Agreement also provides that TSW may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The WMC Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that unless TAM advises TSW in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, TSW shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Fund’s assets managed by TSW, in accordance with TSW’s proxy voting policies and procedures without consultation with TAM or the Fund. The WMC Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement requires that TSW, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to TSW relating to the services provided pursuant to the TSW Sub-Advisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The WMC Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to TSW, without the payment of any penalty; (iii) may be terminated by TSW upon 90 days’ prior written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of TSW. The WMC Sub-Advisory Agreement contained similar provisions, excluding the provision that it may be terminated by TAM upon written notice to WMC.

The TSW Sub-Advisory Agreement provides that TSW shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that TSW is not protected against any liability to TAM or the Fund to which TSW would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations or duties under the TSW Sub-Advisory Agreement. The WMC Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement requires TSW to make certain representations and covenants, including concerning TSW’s review of the Fund’s registration statement, the registration statement disclosure being consistent with the manner in which TSW is managing the Fund, and TSW’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The WMC Sub-Advisory Agreement contained similar provisions.

The TSW Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The WMC Sub-Advisory Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the TSW Sub-Advisory Agreement. The summary of the TSW Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the TSW Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, effective August 30, 2024, the management fee schedule payable by the Fund to TAM was reduced.

The following chart compares the former management fee schedule under the Management Agreement by which the Fund paid TAM a management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis and the new management fee schedule:

Former Management Fee Schedule (prior to August 30, 2024)
First $250 million	0.83%
Over $250 million up to $500 million	0.80%
In excess of $500 million	0.75%

New Management Fee Schedule (effective August 30, 2024)
First $250 million	0.79%
Over $250 million up to $500 million	0.75%
In excess of $500 million	0.70%

As of August 30, 2024, the net assets of the Fund were $129,512,997.

In addition, contractual arrangements have been made with TAM, through March 1, 2025, to waive fees and/or reimburse fund expenses with respect to the Fund to the extent that total annual fund operating expenses exceed 1.55% for Class A shares, 2.30% for Class C shares, 0.98% for Class I shares, 0.95% for Class I2 shares, 1.80% for Class R shares, 1.70% for Class R3 shares, 1.55% for Class R4 shares and 0.95% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2023 under the former management fee schedule to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from November 1, 2022 through October 31, 2023

Actual	Actual	Hypothetical	Hypothetical	Percent Difference (After Waivers/Expense Reimbursements and Recapture)
Under Former Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under Former Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)
$6,027,868	$6,025,482	$5,683,778	$5,683,778	-5.67%

SUB-ADVISORY FEES

Under the TSW Sub-Advisory Agreement, TAM (not the Fund) has agreed to pay TSW the following management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis:

First $250 million	0.40%
In excess of $250 million	0.33%

Effective August 30, 2024, TSW agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the aggregate average daily net assets of the Fund together with Transamerica International Small Cap Value and Transamerica Multi-Asset Income, each a separate series of the Trust, exceed a specified level. This waiver is voluntary and may be discontinued by TSW upon obtaining consent from TAM.

Under the WMC Sub-Advisory Agreement, TAM (not the Fund) paid WMC the following management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis:

First $250 million	0.40%
In excess of $250 million	0.33%

The following chart compares the actual sub-advisory fees paid by TAM to WMC (with and without regard to any waivers/expense reimbursements) for the fiscal year ended October 31, 2023 under the WMC Sub-Advisory Agreement to a hypothetical example of sub-advisory fees that would have been paid by TAM to TSW (with and without regard to any waivers/expense reimbursements) for the same period under the TSW Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to WMC from November 1, 2022 through October 31, 2023 under WMC Sub- Advisory Agreement (without Waivers and/or Expense Reimbursements)	Actual Sub-Advisory Fees Payable by TAM to WMC from November 1, 2022 through October 31, 2023 under WMC Sub- Advisory Agreement (with Waivers and/or Expense Reimbursements)	Hypothetical Sub- Advisory Fees Payable by TAM to TSW from November 1, 2022 through October 31, 2023 under TSW Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub- Advisory Fees Payable by TAM to TSW from November 1, 2022 through October 31, 2023 under TSW Sub-Advisory Agreement (with Waivers and/or Expense Reimbursements)	Percent Difference (with Waivers and/or Expense Reimbursements)

$2,689,497	$2,285,905	$2,689,497	$2,360,289	3.25%

INFORMATION REGARDING THE SUB-ADVISER

TSW is an indirect, wholly-owned subsidiary of Perpetual Limited, located at Level 18, 123 Pitt Street, Sydney NSW 2000 Australia. TSW has been a registered investment adviser since 1970. As of June 30, 2024, TSW had approximately $19.4 billion in total assets under management. TSW’s principal business address is 6641 West Broad Street, Suite 600, Richmond, VA 23230.

Portfolio Manager

Name	Sub-Adviser	Positions Over Past Five Years
Elliot W. Jones, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the Fund since 2024; Portfolio Manager on the Emerging Markets Strategy and a research analyst dedicated to the non-U.S. team; Joined Thompson, Siegel & Walmsley LLC in 2012

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of TSW, as of August 30, 2024. The principal address of each individual as it relates to that person’s duties at TSW is 6641 West Broad Street, Suite 600, Richmond, VA 23230.

Name	Position with TSW
Brett P. Hawkins	Chief Investment Officer
Wayne W. Boyles	Chief Compliance Officer; Executive Officer
Joseph M. Van Caster	Chief Financial Officer; Executive Officer; and Member of Board of Managers
John S. Horsley	Director of Client Service; Executive Officer; and Member of Board of Managers
Pieter E. Van Saun	Chief Operating Officer
Francis B. Durand	Portfolio Manager; Research Analyst; Executive Officer; and Member of Board of Managers
Simone A. Mosse	Member of Board of Managers
Christopher M. Golden	Member of Board of Managers
Craig Squires	Member of Board of Managers
Alan J. Lo Proto	Member of Board of Managers

Management Activities. TSW acts as sub-adviser for the following registered investment company, or series of a registered investment company, with investment objectives similar to the Fund:

Comparable fund for which TSW serves as Sub-Adviser	Assets Sub-Advised by TSW (as of August 30, 2024)	Sub-Advisory Fee Paid to TSW (annually)
TSW Emerging Markets Fund	$7.7 million	0.80% of daily net assets

EVALUATION BY THE BOARD

At a meeting held on June 12-13, 2024, the Board considered the termination of WMC as sub-adviser to the Fund and the approval of the TSW Sub-Advisory Agreement between TAM and TSW with respect to the Fund, as well as the approval of revised management and sub-advisory fee schedules for the Fund, all which took effect on August 30, 2024.

Following its review and consideration, the Board determined that the terms of the TSW Sub-Advisory Agreement were reasonable and that the termination of WMC as sub-adviser to the Fund and the approval of the TSW Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with WMC and unanimously approved the TSW Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Fund.

Prior to reaching their decision, the Board Members requested and received from TAM and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the TSW Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund and from TSW as part of their regular oversight of other funds sub-advised by TSW, and knowledge they gained over time through meeting with TAM and TSW. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or TSW present and were represented throughout the process by their independent legal counsel. In considering whether to approve the TSW Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by TSW under the TSW Sub-Advisory Agreement, the Board Members considered information provided by TAM and TSW regarding the operations, facilities, organization and personnel of TSW, the anticipated ability of TSW to perform its duties under the TSW Sub-Advisory Agreement and the proposed changes to the Fund’s principal investment strategies. The Board Members further considered that: (i) TSW is an experienced asset management firm; (ii) TAM is recommending that TSW be appointed as sub-adviser to the Fund; and (iii) TAM believes that TSW has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of TSW’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered TSW’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the TSW Sub-Advisory Agreement nor the approval of the revised sub-advisory fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its shareholders, including compliance services. Based on these and other considerations, the Board Members determined that TSW can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that TSW’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered TSW’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Fund for the first quarter of 2024, the past 1-year period and the Fund’s since inception period, each ended March 31, 2024 as compared to: (i) the historical performance of the TSW Emerging Markets Fund, a fund sub-advised by TSW that uses the same strategy as that proposed for the Fund; (ii) the benchmark that TAM utilizes to measure performance of the Fund; and (iii) the Fund’s Morningstar peer group median. The Board Members noted that the TSW Emerging Markets Fund outperformed the Fund over the first quarter of 2024, the past 1-year period and the Fund’s since inception period. The Board Members noted that the TSW Emerging Markets Fund outperformed the Fund’s benchmark that TAM utilizes to measure performance of the Fund over the first quarter of 2024 and the Fund’s since inception period and underperformed the benchmark over past 1-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by TSW, the Board concluded that TSW is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Fund. The Board Members noted that the Fee Changes would result in lower management fees and sub-advisory fees paid by the Fund as of March 31, 2024, resulting in immediate savings for current shareholders other than Class I shareholders which would not experience any immediate savings but would also not experience any cost increases. The Board Members also noted additional savings as the Fund’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Fund, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee and the total expense ratios of each class of the Fund’s shares would be below the Lipper and Morningstar peer group medians, with the exception of the total net expense ratio for Class R4 shares of the Fund, which is not currently available for purchase.

The Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Fund’s asset level as of March 28, 2024. The Board Members also considered that TAM had negotiated with TSW to have a sub-advisory fee discount when the assets of the Fund, Transamerica International Small Cap Value and Transamerica Multi-Asset Income, in the aggregate, exceed a specified level. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Fund is expected to decrease, with the exception of Class I shares of the Fund, for which there would be no change in total expense ratio. The Board Members noted that as the Fund grows in size, the revised management fee schedule has the potential to result in additional savings for shareholders.

The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TSW and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to TSW, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and TSW, which is not affiliated with TAM, and would be paid by TAM and not the Fund. As a result, the Board did not consider TSW’s anticipated profitability to be material to its decision to approve the TSW Sub-Advisory Agreement. The Board Members also reviewed pro forma estimated profitability information provided by TAM, noting that, based on assets as of March 31, 2024, there was expected to be an increase in the net management fee retained by TAM for the Fund. The Board members considered TAM’s view that the Fund’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit shareholders as the Fund grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to TSW, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by TSW from its relationships with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with TSW or the Fund, and that TAM believes that the use of soft dollars by TSW is generally appropriate and in the best interests of the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the TSW Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the TSW Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to the Fund, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or TSW for the fiscal year ended October 31, 2023.

ADDITIONAL INFORMATION

TAM, the Fund’s investment manager and administrator, Transamerica Fund Services, Inc., the Fund’s transfer agent, and Transamerica Capital, Inc., the Fund’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of September 30, 2024, the Board Members and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of September 30, 2024, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Fund:

Name & Address	Fund Name	Class	Shares	Percentage of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Equity	I	436,779.399	86.41%
Northern Trust As Custodian FBO University Of Missouri Medical PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Equity	I	45,441.124	8.99%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	3,227,061.806	22.47%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	3,155,840.132	21.97%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	1,798,100.709	12.52%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	1,762,612.448	12.27%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Equity	I2	1,286,483.754	8.96%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Emerging Markets Equity	I2	1,108,158.152	7.72%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Equity	R6	810,160.609	100.00%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of September 30, 2024, no shareholders owned of record 25% or more of the outstanding shares of the Fund.

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Funds

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

October 23, 2024

EXHIBIT A

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

THOMPSON, SIEGEL & WALMSLEY LLC

THIS AMENDMENT is made as of August 30, 2024, to the Sub-Advisory Agreement dated as of January 23, 2023 (the “Agreement”) between Transamerica Asset Management, Inc. and Thompson, Siegel & Walmsley LLC.

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

Schedule A

FUNDS	INVESTMENT SUB-ADVISORY FEE*

Transamerica Emerging Markets Equity**	0.40% of the first $250 million; and 0.33% over $250 million

Transamerica International Equity***	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% over $2 billion

Transamerica International Small Cap Value**	0.475% of the first $300 million; 0.45% over $300 million up to $750 million; and 0.40% over $750 million

Transamerica Mid Cap Value Opportunities****	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

Transamerica Multi-Asset Income**	0.21% of the first $1 billion; 0.185% over $1 billion up to $2 billion; and 0.17% over $2 billion

Transamerica Small/Mid Cap Value****	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

* As a percentage of average daily net assets on an annual basis.

** Effective August 30, 2024, TSW agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the aggregate average daily net assets of Transamerica Emerging Markets Equity, Transamerica International Small Cap Value and Transamerica Multi-Asset Income exceed a specified level. This waiver is voluntary and may be discontinued by TSW upon obtaining consent from TAM.

*** The average daily net assets for purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets of Transamerica International Equity, a series of Transamerica Funds, and Transamerica TSW International Equity VP, a series of Transamerica Series Trust.

**** The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets of Transamerica Mid Cap Value Opportunities and the portion of the assets of Transamerica Small/Mid Cap Value that is sub-advised by TSW, each a series of Transamerica Funds, and Transamerica TSW Mid Cap Value Opportunities VP and the portion of assets of Transamerica Small/Mid Cap Value VP that is sub-advised by TSW, each a series of Transamerica Series Trust. Effective May 1, 2024, TSW agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these funds and portfolios, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by TSW upon obtaining consent from TAM.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Joseph M. VanCaster

Name:	Joseph M. VanCaster, CPA

Title:	Chief Financial Officer

INVESTMENT SUBADVISORY AGREEMENT

THOMPSON, SIEGEL & WALMSLEY LLC

This Agreement, entered into as of January 23, 2023 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b) The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2- 2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d) Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e) The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f) As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b) TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c) The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a) TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time-to-time reasonably request.

(b) The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-l under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-IA with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so, required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 3 I a-I under the I 940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TAMLegalManager@transarnerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: W. Winborne Boyles

Thompson, Siegel & Walmsley LLC

6641 West Broad Street, Suite 600

Richmond, VA 23230

wboyles@tswinvest.com

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20. Governing Law and Forum Selection. This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

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The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ W. Winborne Boyles

Name:	W. Winborne Boyles

Title:	Chief Compliance Officer